Fees Summary	Mar. 30, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,725,701.70
Previously Paid Amount	0.00
Total Fee Amount	1,895.52
Total Offset Amount	0.00
Net Fee	$ 1,895.52